Exhibit 10.1

RESOLUTIONS IN CONNECTION WITH $22.00 DIVIDEND

Adjustment of AOP Targets in Outstanding Option Awards

WHEREAS, the Company declared in July 2013 an extraordinary dividend of $22.00 to stockholders (the “Dividend”);

WHEREAS, the outstanding stock option agreements under the Plan contemplate that the AOP targets may be adjusted based on specified events, including an extraordinary dividend, in order to prevent dilution of the benefits intended to be provided to participants under the Plan;

WHEREAS, the Committee has determined that the AOP targets in the outstanding stock option agreements should be adjusted to take into account the effects of the Dividend;

NOW, THEREFORE, be it

Five Year 2012 Options

RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the outstanding stock option agreements granted in fiscal 2012 with vesting over five years and in effect as of the date hereof under the Plan (the “Five Year 2012 Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all of such Five Year 2012 Outstanding Option Agreements by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10% Growth)		Maximum Vesting (17.5% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2013	5%	$41.06	20%	$51.16
2014	5%	$45.17	20%	$60.12
2015	5%	$49.69	20%	$70.64
2016	5%	$54.65	20%	$83.00

Five Year 2013 Options

RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the outstanding stock option agreements granted in fiscal 2013 with vesting over five years and in effect as of the date hereof under the Plan (the “Five Year 2013 Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all of such Five Year 2013 Outstanding Option Agreements by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10% Growth)		Maximum Vesting (17.5% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2013	5%	$69.65	20%	$75.75
2014	5%	$76.61	20%	$89.00
2015	5%	$84.27	20%	$104.58
2016	5%	$92.70	20%	$122.88
2017	5%	$101.97	20%	$144.39

Extension Options

RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the outstanding stock option agreements with vesting over 2015-16 and in effect as of the date hereof under the Plan (the “2015-16 Extension Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all of such Extension Outstanding Option Agreements by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10% Growth)		Maximum Vesting (17.5% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2015	12.5%	$49.69	50%	$70.64
2016	12.5%	$54.65	50%	$83.00

RESOLVED FURTHER, that by virtue of the authority vested in the Committee pursuant to each of the outstanding stock option agreements with vesting over 2016-17 and in effect as of the date hereof under the Plan (the “2016-17 Extension Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all of such Extension Outstanding Option Agreements by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10% Growth)		Maximum Vesting (17.5% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2016	12.5%	$92.70	50%	$122.88
2017	12.5%	$101.97	50%	$144.39

Carry-Forwards and Carry Backs

RESOLVED, for each 2015-16 Extension Outstanding Option Agreement, the Committee hereby amends paragraph 1.Y of Exhibit B of all such 2015-16 Extension Outstanding Option Agreements by deleting the text thereof and replacing it as follows:

“Y. In calculating the AOP in Section X. above for any performance year there shall also be taken into account any AOP in any of the two prior performance years (starting in fiscal year 2013) which was in excess of the amount indicated in Column (E) or set forth in the following sentence for such prior year and has not previously been taken into account hereunder or under any other option agreement to which the Participant is a party but only if doing so would increase the Annual Amount in such performance year. For purposes of determining whether AOP has been exceeded and the amount of any excess, the YE Operating Performance per Diluted Share applicable to 2013 shall be $51.16 and to 2014 shall be $60.12.”

RESOLVED, for each 2016-17 Extension Outstanding Option Agreement, the Committee hereby amends paragraph 1.Y of Exhibit B of all such 2016-17 Extension Outstanding Option Agreements by deleting the text thereof and replacing it as follows:

“Y. In calculating the AOP in Section X. above for any performance year there shall also be taken into account any AOP in any of the two prior performance years (starting in fiscal year 2014) which was in excess of the amount indicated in Column (E) or set forth in the following sentence for such prior year and has not previously been taken into account hereunder or under any other option agreement to which the Participant is a party but only if doing so would increase the Annual Amount in such performance year. For purposes of determining whether AOP has been exceeded and the amount of any excess, the YE Operating Performance per Diluted Share applicable to 2014 shall be $89.00 and to 2015 shall be $104.58.”

RESOLVED FURTHER, that such changes will be made, for the benefit of the holders under each 2015-16 Extension Outstanding Option Agreement and 2016-17 Extension Outstanding Option Agreement as applicable, without further action on the part of the Company or the participant.

Adjustment of “Market Sweep” and Alternate Vesting Provisions in

Outstanding Option Awards

WHEREAS, in light of the Dividend and the corresponding reduction in market price associated therewith and the return realized to the stockholders, in order to prevent dilution of benefits to the participants, the Committee deems it to be appropriate to amend the market sweep and alternate vesting provisions of the outstanding option agreements to take into account the Dividend.

NOW, THEREFORE, be it

RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the Five-Year 2012 Option Agreements and 2015-16 Extension Outstanding Option Agreements, the Committee hereby amends the second paragraph of Section 3.1(c) by deleting it in its entirety and substituting therefor the following:

“Notwithstanding Section 3.1(a) of this Agreement and Section 8 of the Plan (but subject to Section 3.1(b) of this Agreement, after the second anniversary of the date of grant, in the event the closing price of the Company’s common stock on the New York Stock Exchange exceeds $135.15 per share less the amount of any dividends per share paid after July 29, 2013 on any 60 trading days during any consecutive 12-month period, then all Options granted hereunder will become fully vested and exercisable.”

RESOLVED FURTHER, that by virtue of the authority vested in the Committee pursuant to each of the Five-Year 2013 Option Agreements and 2016-17 Extension Outstanding Option Agreements, the Committee hereby amends the second paragraph of Section 3.1(c) by deleting it in its entirety and substituting therefor the following:

“Notwithstanding Section 3.1(a) of this Agreement and Section 8 of the Plan (but subject to Section 3.1(b) of this Agreement) and notwithstanding Exhibit B to this Agreement, with respect to any portion of the Options that have not otherwise vested prior to the applicable date set forth below: (a) in the event that prior to September 30, 2016, the closing price of the Company’s common stock on the New York Stock Exchange exceeded an amount equal to two times the Exercise Price of the Options less the amount of any dividend per share after the grant date (the “Target Price”) on any 60 trading days during any consecutive 12-month period commencing October 1, 2014, then all of the unvested Options will vest 50% on September 30, 2016 and 50% on September 30, 2017, and (b) in the event that the condition in clause (a) is not met but, prior to September 30, 2017, the closing price of the Company’s common stock on the New York Stock Exchange exceeds the Target Price on any 60 trading days during any consecutive 12-month period commencing October 1, 2015, the remaining portion of the unvested Options will vest on September 30, 2017.”